                                     Tellabs Contract No.  CON AFC 010 TER 96 10
                                     -------------------------------------------


                              TERMINATION AGREEMENT
                   OF JOINT VENTURE AND PARTNERSHIP AGREEMENT


This Termination Agreement of Joint Venture and Partnership Agreement ("Termination Agreement") is entered into as of December 23, 1996 (the "Effective Date"), by and between Advance Fibre Communications, Inc., a Delaware corporation located at 1445 McDowell Boulevard North Petaluma, California 94975 ("AFC"), and Tellabs Operations, Inc., a Delaware corporation located at 4951 Indiana Avenue, Lisle, Illinois 60532 ("Tellabs").


WHEREAS, AFC and Tellabs (the "Partners") entered into that Joint Venture and Partnership Agreement dated April 11, 1994 (the "J.V. Agreement") to form a general partnership (the "J.V. Company") to design, develop, manufacture and distribute a product line and its derivatives which were to allow telephone services to be provided over existing cable television installed coaxial systems;

WHEREAS, Tellabs and AFC entered into a Memorandum of Understanding dated April 3, 1996 ("MOU") pursuant to which they a agreed to terminate the J.V. Agreement; and

WHEREAS, AFC and Tellabs desire to terminate the J.V. Agreement and enter into a License and Marketing Agreement ("License Agreement") and an OEM Agreement contemporaneously herewith.

Capitalized terms used in this Termination Agreement that are not otherwise defined herein shall have the meanings given to them in the J.V. Agreement.


In consideration of the mutual promises and covenants set forth herein, AFC and Tellabs agree as follows:


1.   TERMINATION
     On April 3, 1996, upon entering into the MOU, the Partners agreed to terminate the J.V. Agreement and dissolve the J.V. Company. Provided that the parties have contemporaneously executed the License Agreement, and that Tellabs has paid the amount under Section 2, the partnership shall be dissolved, effective as of the Effective Date.


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                                                                    PAGE 1 OF 11

2.   LIQUIDATION OF J.V. COMPANY ASSETS
     2.1     CONTRIBUTIONS AND LOANS
             In connection with the dissolution of the J.V. Company, Tellabs shall reimburse AFC for AFC's loans and advances to the J.V. Company in the amount of $1,650,563.51. In exchange for such reimbursement, AFC shall waive the debt and accounts receivable owed to AFC by the J.V. Company in an amount of $1,650,563.51, which is comprised of a $1,000,000 loan and $650,563.51 of accounts payable owing to AFC. In addition, Tellabs shall pay to AFC (i) interest of $69,791.87 (comprised of interest expense of $60,648.50 accrued up through June 15, 1996 plus $9,143.37 in interest income on cash in bank since June 15, 1996); and (ii) $31,001.94 representing equipment lease payments paid by AFC after April 3, 1996 relating to assets retained by Tellabs hereunder. The interest payment and equipment lease reimbursements are not included in the $1,650,563.51 owing on the loan and accounts payable.

     2.2 OWNERSHIP OF J.V. PRODUCT TECHNOLOGY AND THE JOINT TECHNOLOGY Except for the Joint Technology (as defined below), all right, title and interest in and to the J.V. Product Technology (as defined in the J.V. Agreement) (and all patent rights, copyright rights, trade secrets and other proprietary rights thereto) shall vest in Tellabs, subject to the license rights granted to AFC in the License Agreement. Tellabs will have the exclusive right to, and at Tellabs' expense, AFC agrees to assist Tellabs in every proper way (including without limitation, becoming a nominal party) to evidence, record and perfect such ownership including filing any and all patents in connection therewith.

             Notwithstanding the foregoing, Tellabs and AFC shall have equal rights to and shall jointly own all right, title and interest in all of the technology relating to the upconverter, direct down converter, the LUU-VIC burst receiver and the QPSK clock recovery circuits ("Joint Technology") with no ongoing obligations to one another to provide updates, enhancements, royalties or otherwise, except as provided in Section 8 of the License Agreement.

     2.3     OWNERSHIP OF UMC 1000 TECHNOLOGY AND AFC PROPRIETARY COMPONENTS
             All right, title and interest in and to the UMC 1000 Technology and AFC circuit designs which are a part of Tellabs' board designs (and all patent rights, copyright rights, trade secrets and other proprietary rights thereto) shall remain vested in AFC, subject to the license rights granted to Tellabs in the License Agreement. Further, all right, title and interest in and to AFC proprietary components (and all patent rights, copyright rights,


--------------------------------------------------------------------------------
                                                                    PAGE 2 OF 11
             trade secrets and other proprietary rights thereto) shall remain vested in AFC.

     2.4     RIGHT TO USE PRE-EXISTING TECHNOLOGY
             The right of the J.V. Company to user AFC's Pre-existing Technology granted to the J.V. Company by AFC pursuant to Section 4.1 of the J.V. Agreement is hereby terminated.

     2.5     RIGHT TO MARKET STUDY
             The right to use the Market Study granted to the J.V. Company by Tellabs pursuant to Section 4.2 of the J.V. Agreement is hereby terminated.

     2.6     MARKETING RIGHTS
             The market rights granted to the Partners pursuant to Section 6 of the J.V. Agreement are hereby terminated and are superseded in their entirety by the market rights agreed upon by the parties in the License Agreement.

     2.7     OTHER J.V. COMPANY ASSETS
             AFC has purchased from the J.V. Company at the net book value on the J.V. Company's books, and shall be entitled to retain, those assets listed in Attachment A. All right, title and interest in and to all other J.V. Company assets not specifically referred to in subsections 2.1 through 2.6 above or in Attachment A shall vest in Tellabs. Those assets shall include, but shall not be limited to, the assets listed on Attachment B hereto. The fixed assets to be transferred to Tellabs from the J.V. Company, along with title to such assets, will be transferred at Tellabs' headquarters in Illinois.


3.   WINDING UP
     AFC and Tellabs each shall be obligated to provide for continuing support for the other Partner's embedded customer base as follows:
     3.1 Tellabs shall be responsible for making all royalty payments to Digicom.
     3.2     AFC shall be responsible for the Viacom cable expenses.
     3.3     Tellabs shall be responsible for making all payments to Cecil
             Deisch.
     3.4 Tellabs shall be responsible for making all payments to Victor Ivashin to the extent he performs any work for Tellabs after the Effective Date.


4.   MISCELLANEOUS
     4.1     MUTUAL REPRESENTATIONS AND WARRANTIES.
             Each Partner represents and warrants to the other Partner that, since April 3, 1996, and except as stated in the J.V. Company books and reflected in the J.V. Company's financial statements dated December 23, 1996, (which


--------------------------------------------------------------------------------
                                                                    PAGE 3 OF 11
             will be based upon the April 26, 1996 financial statements adjusted only for matters referred to in this Termination Agreement), (a) such Partner has not incurred any obligation or liability on behalf of or as apparent agent of the J.V. Company or the other Partner, or for which the other Partner may be charged, or for which the Partner intends to claim refund or reimbursement from the J.V. Company; and (b) such Partner has not received, discharged, or transferred any credit, moneys, property, or other assets of the J.V. Company. These representations and warranties shall survive the final termination of the J.V. company.


     4.2     MUTUAL GENERAL RELEASE
             Each Partner, for itself, its predecessors, assigns and successors, hereby fully releases, remises, acquits, and discharges the other Partner, and each of its respective present or former officers, directors, shareholders, employees, agents, attorneys, parents, subsidiaries, affiliates, partners, joint venturers and successors and assigns (collectively, "Releasees") and covenants not to sue or otherwise institute or cause to be instituted or in any way participate in (except at the request of such Releasee) any legal or other proceedings or actions against any Releasee with respect to any matter whatsoever arising under the J.V. Agreement including, but not limited to, any and all liabilities, claims, demands, contracts, debts, obligations, and causes of action of every nature, kind and description, in law, equity, or otherwise, whether or not now known or ascertained, which heretofore do, or hereafter may, exist (other than matters arising under Section 10 of the J.V. Agreement and other than matters arising out of the breach of any representation or warranty made pursuant to this Termination Agreement or the License Agreement (collectively, the "Non-Released Claims," which claims, if any, are specifically excluded)).

     4.3     UNCERTAIN CLAIMS
             Each Partner hereby acknowledges that it has considered the possibility that it may not now fully know the nature or value of the claims which are generally released pursuant to the above paragraph and that such general release extends to all claims of every nature and kind, known or unknown, suspected or unsuspected, past or present, however arising (except for the Non-Released Claims), and that any and all rights granted to such Partner pursuant to Section 1542 of the California Civil Code or any analogous applicable state or federal law or regulation are hereby expressly waived. Said Section 1542 of the Civil Code of the State of California reads as follows:

             "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release,


--------------------------------------------------------------------------------
             which, if known by him, must have materially affected his settlement with the debtor."

     4.4     CONDUCT AFTER DISSOLUTION
             Each partner hereby covenants and agrees not to undertake any action or engage in any activity with respect to the assets of the J.V. Company or incur any liability, obligation or charge against the J.V. Company or the other Partner, following the Effective Date of the dissolution hereunder, except as contemplated by this Termination Agreement.

     4.5     INDEMNIFICATION
             Each Partner, for itself, its predecessors, assigns and successors, hereby agrees to indemnify and hold harmless the other Partner, and its respective present or former officers, directors, shareholders, employees, agents, attorneys, parents, subsidiaries, affiliates, partners, joint venturers and successors and assigns (collectively, "Indemnities"), against any and all losses, liabilities, damages, demands, claims, suits, actions, judgments, causes of action, assessments, costs and expenses, including, without limitation, interest, penalties, attorneys' fees, any and all expenses incurred in investigating, preparing, and defending against any litigation, commenced or threatened, and any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation, asserted against, resulting from, imposed upon, or incurred or suffered by any Indemnitee, directly or indirectly, as a result of or arising from any inaccuracy in or breach or nonfulfillment of any of the representations, warranties, covenants or agreements made by such indemnifying Partner in this Agreement or any facts or circumstances constituting such an inaccuracy, breach, or nonfulfillment.

     4.6     FINAL TAX RETURN
             Each of Tellabs and AFC shall file a final tax return for the J.V. Company with each of Tellabs and AFC bearing their own costs for preparing and filing such return. in addition, Tellabs and AFC shall cooperate with one another in providing the necessary information for preparing the final tax returns.

5.   GENERAL PROVISIONS
     5.1     RELATIONSHIP OF THE PARTIES


--------------------------------------------------------------------------------

             Notwithstanding any provision hereof, for all purposes of this Termination Agreement each party shall be and act as an independent contractor and not as partner, joint venturer, or agent of the other and shall not bind nor attempt to bind the other to any contract.

     5.2.    ASSIGNMENT
             Neither party shall have any right or ability to assign, transfer, or sublicense any obligations or benefit under this Termination Agreement without the written consent of the other except that either party may assign and transfer this Termination Agreement and its rights and obligations hereunder to any third party who succeeds to substantially all its business, stock or assets whether by merger, sale, acquisition or otherwise.

     5.3 ENTIRE TERMINATION AGREEMENT; AMENDMENT. This Termination Agreement (and all Attachments hereto) the License Agreement and the OEM Agreement constitute the entire and only agreement between the parties relating to the subject matter hereof, and all other prior negotiations, representations, understandings and agreements including but not limited to the MOU, are superseded hereby. No agreements amending or supplementing the terms hereof shall be effective except by means of a written document signed by the duly authorized representatives of both parties.

     5.4 NOTICES. All notices, consents or approvals required by this Termination Agreement shall be in writing and shall be deemed given five (5) days after being sent by certified or registered air mail, postage prepaid, or when received after being sent by facsimile (confirmed by such certified or registered mail) or by commercial overnight courier service with tracking capabilities, to the parties at the addresses set forth above or such other addresses as may be designated in writing by the respective parties pursuant to the terms of this notice provision.

     5.5     DISPUTES.
             5.5.1 In the event that the parties after diligent good faith efforts, cannot resolve an issue, then the parties agree to convene a meeting of their Presidents in an effort to reach an appropriate resolution, settlement or compromise. If after diligent good faith efforts the Presidents are unable to resolve the dispute, then the parties agree to retain an impartial qualified mediator to assist in reaching a mutually agreeable resolution to the dispute. The costs of any such mediation shall be shared equally by the parties. Except where a party reasonably believes that irreparable harm may occur and

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                                                                    PAGE 6 of 11
                    brings an action for injunction relief, the parties shall follow the foregoing dispute resolution procedures prior to commencing litigation. In connection with any such dispute or litigation, the provisions of the following paragraph will apply.

             5.5.2 Prior to initiating any action hereunder (except for actions for injunctive relief), the aggrieved party will provide written notice to the other party and the parties will make diligent good faith efforts to negotiate and resolve such dispute in accordance with the foregoing dispute resolution procedures. The parties agree that in the event that it becomes necessary to initiate any action hereunder (except for actions in equity where an alternative forum is required for immediate injunctive relief), the appropriate forum shall be (a) for claims commenced by AFC, in a state or federal court located in Cook County or DuPage County, Illinois or (b) for claims commenced by Tellabs, in a state or federal court located in Sonoma County, California.

     5.6     WAIVER.
             The failure of AFC or Tellabs to enforce a right under this Termination Agreement shall not act as a waiver of that right or the ability to assert that right relative to the particular situation involved. The waiver by either party of a breach of any provisions contained in this Termination Agreement shall be effective only if set forth in a writing signed by both parties and shall in no way be construed as a waiver of any succeeding breach of such provision or the waiver of the provision itself.

     5.7     HEADINGS.
             Headings included herein are for convenience only and shall not be used to interpret or construe this Termination Agreement.

     5.8     SEVERABILITY.
             If any provision of this Termination Agreement shall be held void, invalid, illegal or unenforceable, that provision shall be limited or eliminated to the minimum extent necessary so that this Termination Agreement shall otherwise remain in full force and effect and enforceable.

     5.9     REMEDIES; INJUNCTIVE RELIEF.
             Except as expressly provided with respect to particular remedies, the rights and remedies of a party set forth herein with respect to failure of the other party to comply with the terms of this Termination Agreement are not exclusive, the exercise thereof shall not constitute an election of remedies and the aggrieved party shall in all events be entitled to seek

--------------------------------------------------------------------------------
             whatever additional remedies may be available in law or in equity (including, without limitation, appropriate injunctive relief).

     5.10    AGREEMENT CONTROLS.
             The terms of this Termination Agreement shall control over any contrary or inconsistent terms in any Attachment related hereto unless this Termination Agreement is specifically superseded in a written agreement signed by both parties.

     5.11    SUCCESSORS AND ASSIGNS.
             The provisions of this Termination Agreement shall inure to the benefit of, and be binding upon, AFC and Tellabs and their respective successors and permitted assigns.

     5.12    PUBLICITY.
             The parties agree to maintain the terms of this Termination Agreement in confidence. Neither party shall directly or indirectly issue or permit the issuance of any publicity, news release or other public statement concerning this Termination Agreement or the terms hereof without the prior written approval of the other party; provided, however, that each party may make public disclosures as required by law or governmental regulation with reasonable prior notice to the other party. Notwithstanding the foregoing, both parties shall be free to disclose the notice and substance of this Termination Agreement, as necessary, in connection with its annual report and SEC filings on Form 10-K and 10-Q.

     5.13    COUNTERPARTS.
             This Termination Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one instrument.



--------------------------------------------------------------------------------

IN WITNESS WHEREOF, this Termination Agreement has been duly executed and delivered by the parties as of the date first above written.


ADVANCED FIBRE
COMMUNICATIONS, INC.                    TELLABS OPERATIONS, INC.


By:    /s/ Carl Grivner                 By:    /s/ Brian J. Jackman
   ---------------------------             ---------------------------

Name:  Carl Grivner                     Name:  Brian J. Jackman

Title: President & COO                  Title: President

Date:  December 30, 1996                Date:  December 23, 1996
     -------------------------               -------------------------




--------------------------------------------------------------------------------

                                  ATTACHMENT A

                       J.V. COMPANY ASSETS RETAINED BY AFC







--------------------------------------------------------------------------------

ADVANCED ACCESS LABS     FIXED ASSETS

ENGINEERING, COMPUTER EQUIPMENT  & CUBICLE FURNITURE
12/18/96     11:24


Beginning                                                                                              Jan-96     Feb-96     Mar-96
Purchases        Date Rec'd  Description                                                 Total
-----------------------------------------------------------------------------------------------------------------------------------
Arco Manhattan    01-Jun-94  Refurbished Action Office Stations                          14,590.55     188.17     188.17     188.17
CB Technical
  Source          08-Dec-95  AAL Test Lab Work Benches (4 ea)                             5,701.80     407.27      73.54      73.54
Global Equipment  12-Dec-95  AAL Test Lab Cabinet                                           215.00      15.36       2.77       2.77
Global Equipment  12-Dec-95  AAL Test Lab Adjustable Stools (5 ea)                          473.75      33.84       6.11       6.11
Global Equipment  12-Dec-95  AAL Test Lab Storage Center                                  1,847.26     131.95      23.82      17.67
Global Equipment  24-Jan-96  AAL Test Lab Drawer Unit                                     2,120.50
                             ACCOUNT 1500                                                24,948.86     776.59     294.41     288.26
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

Elek-Tek          31-Mar-94  Presario 486-66                                            $14,560.00     187.77     187.77     187.77
Elek-Tek          31-Mar-94  Presario 486-66                                             $2,080.00      26.83      26.83      26.83
Elek-Tek          31-Mar-94  4 MB RAM UG                                                 $1,365.00      17.60      17.60      17.60
Elek-Tek          31-Mar-94  8 MB RAM UG                                                 $1,199.97      15.48      15.48      15.48
Elek-Tek          31-Mar-94  4 MB RAM                                                      $195.00       2.51       2.51       2.51
Elek-Tek          31-Mar-94  8 MG RAM                                                      $399.99       5.16       5.16       5.16
Elek-Tek          31-Mar-94  Eagle NE2000T                                                 $439.99       5.67       5.67       5.67
Elek-Tek          31-Mar-94  HP Laserjet Printer-returned 4/26/94 (See May 5 94)             $0.00       0.00       0.00       0.00
Elek-Tek          31-Mar-94  HP Ethernet Interface - returned 4/26/94 (See May 5 94)         $0.00       0.00       0.00       0.00
Elek-Tek          31-Mar-94  Modem                                                         $139.99       1.81       1.81       1.81
Elek-Tek          31-Mar-94  Netware                                                     $1,499.99      19.35      19.35      19.35
Elek-Tek          31-Mar-94  17" Sony Monitor                                            $1,199.00      15.46      15.46      15.46
Elek-Tek          31-Mar-94  17" Sony Monitor                                            $1,199.00      15.46      15.46      15.46
Elek-Tek          31-Mar-94  17" Sony Monitor                                            $1,199.00      15.46      15.46      15.46
Elek-Tek          31-Mar-94  21" Nec Monitor                                             $2,099.99      27.08      27.08      27.08
Elek-Tek          31-Mar-94  21" Nec Monitor - Returned 5/13/94 - Replaced below             $0.00       0.00       0.00       0.00
Elek-Tek          31-Mar-94  14" Nec Monitor                                               $345.00       4.45       4.45       4.45
Elek-Tek          01-Apr-94  650 W UPS                                                     $344.00       4.44       4.44       4.44
Elek-Tek          01-Apr-94  17" Sony Monitor                                            $1,199.00      15.46      15.46      15.46
Elek-Tek          04-Apr-94  Proliant 486-66                                             $5,875.00      75.77      75.77      75.77
Elek-Tek          06-Apr-94  Floppy Drive 3/12                                              $65.00       0.84       0.84       0.84
Elek-Tek          06-Apr-94  Think Pad 350                                               $5,367.00      69.22      69.22      69.22
Elek-Tek          06-Apr-94  2.2 AJ Bat IBM 350                                             $90.00       1.16       1.16       1.16
Elek-Tek          06-Apr-94  4 MG RAM 350                                                  $636.00       8.20       8.20       8.20
Elek-Tek          19-Apr-94  Eagle 5pk                                                     $439.99       5.67       5.67       5.67
Elek-Tek          20-Apr-94  3 PORT 10 BANE-T HIL (Twisted Pair)                           $341.00       4.40       4.40       4.40
Elek-Tek          25-Apr-94  21" Nec Monitor                                             $2,149.99      27.73      27.73      27.73
Elek-Tek          25-Apr-94  21" Nec Monitor                                             $2,149.99      27.73      27.73      27.73
Elek-Tek          25-Apr-94  21" Nec Monitor                                             $2,149.99      27.73      27.73      27.73
Elek-tek Inc      26-Apr-94  Returned HP laserjet & Interface - see Apr 94                    0.00       0.00       0.00       0.00
Elek-Tek          05-May-94  HP Laserjet 4M Plus Printer - HpC2039A w/rails               2,040.99      26.32      26.32      26.32
Elek-Tek          17-May-94  PCMCIA Ethernet 10Baset Cards                                 $636.49       8.21       8.21       8.21
Elek-Tek          02-Jun-94  Colorado PT25 Powertape 2.0 GB internal Tape Drive          $1,008.96      13.01      13.01      13.01
Belmont           02-Jun-94  486-66-PCI motherboard; mini tower; 32 mb Ram;               2,706.75      34.91      34.91      34.91
Belmont           02-Jun-94  500 mg IDE HD w/PCI Controller; No monitor                       0.00       0.00       0.00       0.00
Buerg             21-Jun-94  Downpayment on Nanao 17" monitor - see July 94                 642.31       8.92       8.92       8.92
Buerg             21-Jun-94  Nanao 17" monitor model 550 IW - See Jun & Aug               1,195.00      15.41      15.41      15.41
Arrow Elec        29-Jun-94  PLASAP 2 ALTERA D (Bit Blaster rec'd Aug 94)                 1,995.00      25.73      25.73      25.73
Elek-Tek          30-Jun-94  Sales Tax & Freight on all items purchased to date          $2,190.22      28.25      28.25      28.25
Immecor           15-Jul-94  486/66; 16 mg ram; local bus; IDE Controller; 200 mb HD;     2,560.00      33.02      33.02      33.02
Immecor           15-Jul-94  Air motherboard; 256 cache Nanoa 17" Monitor                     0.00       0.00       0.00       0.00
Immecor           15-Jul-94  #9 Vesa with 53 Chipset GXEG4PRO                                 0.00       0.00       0.00       0.00
Buerg             25-Aug-94  Credit memo for down payment on 17" monitor - see Jul & Aug   (642.31)   (115.97)     (8.92)     (8.92)
Buerg             25-Aug-94  Credit memo for down payment on 17" monitor - see Jun & Jul      0.00       0.00       0.00       0.00
Immecor           09-Sep-94  486/66; Auto Cad WS nano monitor 550/w;                      3,960.00      51.07      51.07      51.07
Immecor           09-Sep-94  32 mb ram; 540 mb HD; mouse model 34120                          0.00       0.00       0.00       0.00
Immecor           09-Sep-94  local bus controller; med. tower                                 0.00       0.00       0.00       0.00
------------------------------------------------------------------------------------------------------------------------------------


Beginning                                                                                 Q1 FY96    Net Book  Total Depr    AFC
Purchases        Date Rec'd  Description                                                    Depr      Value     By Asset   KEEPING
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    thru 1996  thru 1996
Arco Manhattan    01-Jun-94  Refurbished Action Office Stations                             564.52  10,725.79   3,864.76  10,725.79
CB Technical
  Source          08-Dec-95  AAL Test Lab Work Benches (4 ea)                               554.34   5,147.46     554.34   5,147.46
Global Equipment  12-Dec-95  AAL Test Lab Cabinet                                            20.90     194.10      20.90     194.10
Global Equipment  12-Dec-95  AAL Test Lab Adjustable Stools (5 ea)                           46.06     427.69      46.06     427.69
Global Equipment  12-Dec-95  AAL Test Lab Storage Center                                    173.44   1,673.82     173.44   1,673.82
Global Equipment  24-Jan-96  AAL Test Lab Drawer Unit                                                2,120.50       0.00   2,120.50
                             ACCOUNT 1500                                                 1,359.26  20,289.35   4,659.50  20,289.35
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

Elek-Tek          31-Mar-94  Presario 486-66                                                563.30  10,703.48   3,856.52
Elek-Tek          31-Mar-94  Presario 486-66                                                 80.48   1,529.05     550.95
Elek-Tek          31-Mar-94  4 MB RAM UG                                                     52.81   1,003.44     361.56
Elek-Tek          31-Mar-94  8 MB RAM UG                                                     46.43     882.12     317.85
Elek-Tek          31-Mar-94  4 MB RAM                                                         7.54     143.35      51.65
Elek-Tek          31-Mar-94  8 MG RAM                                                        15.48     294.04     105.95
Elek-Tek          31-Mar-94  Eagle NE2000T                                                   17.02     323.45     116.54
Elek-Tek          31-Mar-94  HP Laserjet Printer-returned 4/26/94 (See May 5 94)              0.00       0.00       0.00
Elek-Tek          31-Mar-94  HP Ethernet Interface - returned 4/26/94 (See May 5 94)          0.00       0.00       0.00
Elek-Tek          31-Mar-94  Modem                                                            5.42     102.91      37.08
Elek-Tek          31-Mar-94  Netware                                                         58.04   1,102.67     397.32
Elek-Tek          31-Mar-94  17" Sony Monitor                                                46.39     881.41     317.59
Elek-Tek          31-Mar-94  17" Sony Monitor                                                46.39     881.41     317.59
Elek-Tek          31-Mar-94  17" Sony Monitor                                                46.39     881.41     317.59
Elek-Tek          31-Mar-94  21" Nec Monitor                                                 81.25   1,543.74     556.25
Elek-Tek          31-Mar-94  21" Nec Monitor - Returned 5/13/94 - Replaced below              0.00       0.00       0.00
Elek-Tek          31-Mar-94  14" Nec Monitor                                                 13.35     253.62      91.38
Elek-Tek          01-Apr-94  650 W UPS                                                       13.31     252.88      91.12
Elek-Tek          01-Apr-94  17" Sony Monitor                                                46.39     881.41     317.59
Elek-Tek          04-Apr-94  Proliant 486-66                                                227.31   4,318.82   1,556.18
Elek-Tek          06-Apr-94  Floppy Drive 3/12                                                2.51      47.78      17.22
Elek-Tek          06-Apr-94  Think Pad 350                                                  207.65   3,945.38   1,421.62
Elek-Tek          06-Apr-94  2.2 AJ Bat IBM 350                                               3.48      66.16      23.84
Elek-Tek          06-Apr-94  4 MG RAM 350                                                    24.61     467.54     168.46
Elek-Tek          19-Apr-94  Eagle 5pk                                                       17.02     323.45     116.54
Elek-Tek          20-Apr-94  3 PORT 10 BANE-T HIL (Twisted Pair)                             13.19     250.68      90.32
Elek-Tek          25-Apr-94  21" Nec Monitor                                                 83.18   1,580.50     569.49
Elek-Tek          25-Apr-94  21" Nec Monitor                                                 83.18   1,580.50     569.49
Elek-Tek          25-Apr-94  21" Nec Monitor                                                 83.18   1,580.50     569.49
Elek-tek Inc      26-Apr-94  Returned HP laserjet & Interface - see Apr 94                    0.00       0.00       0.00
Elek-Tek          05-May-94  HP Laserjet 4M Plus Printer - HpC2039A w/rails                  78.97   1,500.37     540.62
Elek-Tek          17-May-94  PCMCIA Ethernet 10Baset Cards                                   24.63     467.90     168.59
Elek-Tek          02-Jun-94  Colorado PT25 Powertape 2.0 GB internal Tape Drive              39.04     741.71     267.25
Belmont           02-Jun-94  486-66-PCI motherboard; mini tower; 32 mb Ram;                 104.73   1,989.78     716.97   1,989.78
Belmont           02-Jun-94  500 mg IDE HD w/PCI Controller; No monitor                       0.00       0.00       0.00       0.00
Buerg             21-Jun-94  Downpayment on Nanao 17" monitor - see July 94                  26.76     508.50     133.81
Buerg             21-Jun-94  Nanao 17" monitor model 550 IW - See Jun & Aug                  46.24     878.47     316.53
Arrow Elec        29-Jun-94  PLASAP 2 ALTERA D (Bit Blaster rec'd Aug 94)                    77.19   1,466.56     528.44
Elek-Tek          30-Jun-94  Sales Tax & Freight on all items purchased to date              84.74   1,610.07     580.15
Immecor           15-Jul-94  486/66; 16 mg ram; local bus; IDE Controller; 200 mb HD;        99.05   1,881.90     678.10   1,881.90
Immecor           15-Jul-94  Air motherboard; 256 cache Nanoa 17" Monitor                     0.00       0.00       0.00       0.00
Immecor           15-Jul-94  #9 Vesa with 53 Chipset GXEG4PRO                                 0.00       0.00       0.00       0.00
Buerg             25-Aug-94  Credit memo for down payment on 17" monitor - see Jul & Aug   (133.81)   (508.50)   (133.81)
Buerg             25-Aug-94  Credit memo for down payment on 17" monitor - see Jun & Jul      0.00       0.00       0.00
Immecor           09-Sep-94  486/66; Auto Cad WS nano monitor 550/w;                        153.21   2,911.07   1,048.93   2,911.07
Immecor           09-Sep-94  32 mb ram; 540 mb HD; mouse model 34120                          0.00       0.00       0.00       0.00
Immecor           09-Sep-94  local bus controller; med. tower                                 0.00       0.00       0.00       0.00
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         Page 1

ADVANCED ACCESS LABS              FIXED ASSETS

ENGINEERING, COMPUTER EQUIPMENT & CUBICLE FURNITURE
 12/18/96  11:24



Beginning                                                                                             Jan-96   Feb-96    Mar-96
Purchases          Date Rec'd   Description                                           Total
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Immecor          16-Sep-94   Houston Inst. Jet Pro V100 Plotter w/sheet                   2,274.00    29.33    29.33     29.33
Immecor          16-Sep-94   feeder & 4mb memory                                              0.00     0.00     0.00      0.00
Immecor           9-Nov-94   Add'l for PCI card for computer on PO7004                      795.00    10.25    10.25     10.25
Immecor           9-Nov-94   See PO 7004 in September                                         0.00     0.00     0.00      0.00
Immecor          28-Dec-94   486-66 Computer                                              1,890.00    24.38    24.38     24.38
Immecor           7-Jan-95   IBM Thinkpad, 3Com Ethernet Card,                                0.00     0.00     0.00      0.00
Immecor           7-Jan-95   PCMCIA 14400 Fax, 4mb memory                                $6,000.00    77.38    77.38     77.38
Elek-Tek, Inc    21-Mar-95   Prolinea mt 486dx2/66 420mb HD                              $3,467.52    44.72    44.72     44.72
Elek-Tek, Inc    21-Mar-95   8mb MOD Compaq Prolinea, Presar                               $828.94    10.69    10.69     10.69
Elek-Tek, Inc    21-Mar-95   Sony CGDM 17" 25mm Color Monitor                            $2,000.74    25.80    25.80     25.80
Elek-Tek, Inc    21-Mar-95   Viking 8 MB Mod Compaq Prolinea Presar                      $1,673.53    21.58    21.58     21.58
Elek-Tek, Inc    21-Mar-95   Reveal Dbl Speed CD-Rom Kit                                   $868.00    11.19    11.19     11.19
Elek-Tek, Inc    21-Mar-95   TLBC-900Lan 650 Watt Standby Power                          $1,170.73    15.10    15.10     15.10
Elek-Tek, Inc    21-Mar-95   MAC-Newton Messagepad                                         $759.50     9.80     9.80      9.80
Elek-Tek, Inc    21-Mar-95   MAC-Newton 4 MB Flash Storage Card                            $244.13     3.15     3.15      3.15
Elek-Tek, Inc    21-Mar-95   MAC-Carrycase                                                  $21.70     0.28     0.28      0.28
Elek-Tek, Inc    21-Mar-95   MAC-Battery Charger                                            $96.57     1.25     1.25      1.25
Elek-Tek, Inc    21-Mar-95   MAC-AC Power Adapter                                           $31.47     0.41     0.41      0.41
Elek-Tek, Inc    22-Mar-95   4 MB Simm Module Memory                                       $846.30    10.91    10.91     10.91
Elek-Tek, Inc    22-Mar-95   Viking 8 MB Mod Compaq Prolinea Presar                        $752.99     9.71     9.71      9.71
Elek-Tek, Inc    22-Mar-95   Intelodx2dpr66 Overdrive Processor                            $648.83     8.37     8.37      8.37
Elek-Tek, Inc    22-Mar-95   Mouseman II                                                   $106.33     1.37     1.37      1.37
Elek-Tek, Inc    22-Mar-95   Logitech Mouse Serial                                          $31.47     0.41     0.41      0.41
Elek-Tek, Inc    22-Mar-95   Multisync\XE 21" Color Monitor                              $2,313.68    29.84    29.84     29.84
Elek-Tek, Inc    22-Mar-95   Eagle NE2000T Plus                                            $800.73    10.33    10.33     10.33
Elek-Tek, Inc    22-Mar-95   Viking 4 MB Mod Compaq Prolinea Presar                      $1,261.00    16.26    16.26     16.26
                 23-Mar-95   Intelodx2dpr66 Overdrive Processor                            $653.42     8.43     8.43      8.43
Elek-Tek, Inc    23-Mar-95   Mac-H0029LL/B Newton Connection Pro Kit/Win                   $107.42     1.39     1.39      1.39
Elek-Tek, Inc    24-Mar-95   Reveal Dbl Speed CD-Rom Kit                                   $481.03     6.20     6.20      6.20
Elek-Tek, Inc    24-Mar-95   CQRails Compaq Prolinea/Presario                               $52.01     0.67     0.67      0.67
Elek-Tek, Inc    24-Mar-95   NEC Multisync 21" Color Monitor                             $6,812.68    87.86    87.86     87.86
Elek-Tek, Inc    27-Mar-95   CQDesk Prolinea MT 486DX2/66 4/420MB SPO                    $6,893.90    88.91    88.91     88.91
Elek-Tek, Inc    29-Mar-95   MAC-Recharge Battery                                           $21.69     0.28     0.28      0.28
Elek-Tek, Inc    29-Mar-95   MAC-Newton Telescoping Pen                                     $10.85     0.14     0.14      0.14
Elek-Tek, Inc     3-Apr-95   MAC-Newton Fax Modem                                          $194.22     2.50     2.50      2.50
Elek-Tek, Inc    17-Apr-95   Multisync \XE 21" Color Monitor                             $2,319.81    29.92    29.92     29.92
Elek-Tek, Inc    17-Apr-95   CGACCE Pluggable SCSI-2 Drive                               $3,007.62    38.79    38.79     38.79
Micro City        4-May-95   Deskporte Fast                                                $520.54     6.71     6.71      6.71
Elek-Tek          5-May-95   900VA/650 Watt Standby Power (DWG)                            $387.81     5.00     5.00      5.00
Corporate Sys    13-May-95   External Yamaha CD-Rom CD-R writer s/n 1120491              $3,535.00    45.59    45.59     45.59
Corporate Sys    13-May-95   Komag erase optical ???                                     $1,470.00    18.96    18.96     18.96
Corporate Sys    13-May-95   Premium peripheral cable 3ft centronic 50pin to 50 pin         $38.00     0.49     0.49      0.49
Corporate Sys    13-May-95   1542CF Adaptec 16 bit SCSI Controller                         $195.00     2.51     2.51      2.51
Corporate Sys    13-May-95   1542CF Adaptec 16 bit SCSI Controller                         $100.00     1.29     1.29      1.29
Corporate Sys    13-May-95   Corel CD-Writer Software                                      $295.00     3.80     3.80      3.80
Corporate Sys    13-May-95   CD-R75 Maxell recordable DC                                   $287.50     3.71     3.71      3.71
Corporate Sys    13-May-95   JB10 Erasable optical jukebox                               $2,995.00    38.63    38.63     38.63
Elek-Tek, Inc    15-May-95   (4)  8mb Simm 70ns Memory                                   $1,264.00    16.30    16.30     16.30
Elek-Tek, Inc    15-May-95   (5) Eagle NE2000 Plus Enet 8/16 (Returned)                      $0.00     0.00     0.00      0.00
Elek-Tek, Inc    15-May-95   (7) Overdrive Processors 486/100 & Prolinea/Pres Rails      $1,953.85    25.20    25.20     25.20
Elek-Tek         16-May-95   Starion Pentium 100 CD-MT 1GB                               $6,031.07    77.78    77.78     77.78
Elek-Tek         16-May-95   Multisync XE 21" Color Monitor                              $4,186.00    53.99    53.99     53.99
Elek-Tek         16-May-95   Starion Pentium 100 CD-MT 1GB                               $2,588.00    33.38    33.38     33.38
Elek-Tek         16-May-95   Multisync XE 21" Color Monitor                              $4,812.59    62.07    62.07     62.07
Elek-Tek         17-May-95   Eagle Ne2000T Plus 8/16 Bit                                   $360.00     4.64     4.64      4.64











                                                                                   Q1 FY96   Net Book   Total Depr   AFC KEEPING
                                                                                     Depr      Value     By Asset
                                                                                             thru 1996  thru 1996
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Immecor        16-Sep-94  Houston Inst. Jet Pro V100 Plotter w/sheet                 87.88    1,671.66     602.34     1,671.66
Immecor        16-Sep-94  feeder & 4mb memory                                         0.00        0.00       0.00         0.00
Immecor         9-Nov-94  Add'l for PCI card for computer on PO7004                  30.76      584.42     210.58       584.42
Immecor         9-Nov-94  See PO 7004 in September                                    0.00        0.00       0.00         0.00
Immecor        28-Dec-94  486-66 Computer                                            73.13    1,389.38     500.63     1,389.38
Immecor         7-Jan-95  IBM Thinkpad, 3Com Ethernet Card,                           0.00        0.00       0.00
Immecor         7-Jan-95  PCMCIA 14400 Fax, 4mb memory                              232.14    5,339.29     660.71
Elek-Tek, Inc  21-Mar-95  Prolinea mt 486dx2/66 420mb HD                            134.16    3,085.68     381.84
Elek-Tek, Inc  21-Mar-95  8mb MOD Compaq Prolinea, Presar                            32.07      737.66      91.28
Elek-Tek, Inc  21-Mar-95  Sony CGDM 17" 25mm Color Monitor                           77.41    1,780.42     220.32
Elek-Tek, Inc  21-Mar-95  Viking 8 MB Mod Compaq Prolinea Presar                     64.75    1,489.24     184.29
Elek-Tek, Inc  21-Mar-95  Reveal Dbl Speed CD-Rom Kit                                33.58      772.42      95.58
Elek-Tek, Inc  21-Mar-95  TLBC-900Lan 650 Watt Standby Power                         45.30    1,041.81     128.92
Elek-Tek, Inc  21-Mar-95  MAC-Newton Messagepad                                      29.39      675.86      83.64
Elek-Tek, Inc  21-Mar-95  MAC-Newton 4 MB Flash Storage Card                          9.45      217.25      26.88
Elek-Tek, Inc  21-Mar-95  MAC-Carrycase                                               0.84       19.31       2.39
Elek-Tek, Inc  21-Mar-95  MAC-Battery Charger                                         3.74       85.94      10.63
Elek-Tek, Inc  21-Mar-95  MAC-AC Power Adapter                                        1.22       28.00       3.47
Elek-Tek, Inc  22-Mar-95  4 MB Simm Module Memory                                    32.74      753.11      93.19
Elek-Tek, Inc  22-Mar-95  Viking 8 MB Mod Compaq Prolinea Presar                     29.13      670.07      82.92
Elek-Tek, Inc  22-Mar-95  Intelodx2dpr66 Overdrive Processor                         25.10      577.38      71.45
Elek-Tek, Inc  22-Mar-95  Mouseman II                                                 4.11       94.62      11.71
Elek-Tek, Inc  22-Mar-95  Logitech Mouse Serial                                       1.22       28.00       3.47
Elek-Tek, Inc  22-Mar-95  Multisync\XE 21" Color Monitor                             89.52    2,058.90     254.78
Elek-Tek, Inc  22-Mar-95  Eagle NE2000T Plus                                         30.98      712.55      88.18
Elek-Tek, Inc  22-Mar-95  Viking 4 MB Mod Compaq Prolinea Presar                     48.79    1,122.14     138.86
               23-Mar-95  Intelodx2dpr66 Overdrive Processor                         25.28      581.47      71.95
Elek-Tek, Inc  23-Mar-95  Mac-H0029LL/B Newton Connection Pro Kit/Win                 4.16       95.59      11.83
Elek-Tek, Inc  24-Mar-95  Reveal Dbl Speed CD-Rom Kit                                18.61      428.06      52.97
Elek-Tek, Inc  24-Mar-95  CQRails Compaq Prolinea/Presario                            2.01       46.28       5.73
Elek-Tek, Inc  24-Mar-95  NEC Multisync 21" Color Monitor                           263.59    6,062.47     750.21
Elek-Tek, Inc  27-Mar-95  CQDesk Prolinea MT 486DX2/66 4/420MB SPO                  266.73    6,134.75     759.15
Elek-Tek, Inc  29-Mar-95  MAC-Recharge Battery                                        0.84       19.30       2.39
Elek-Tek, Inc  29-Mar-95  MAC-Newton Telescoping Pen                                  0.42        9.66       1.19
Elek-Tek, Inc   3-Apr-95  MAC-Newton Fax Modem                                        7.51      172.83      21.39
Elek-Tek, Inc  17-Apr-95  Multisync \XE 21" Color Monitor                            89.75    2,064.35     255.46
Elek-Tek, Inc  17-Apr-95  CGACCE Pluggable SCSI-2 Drive                             116.37    2,676.42     331.20
Micro City      4-May-95  Deskporte Fast                                             20.14      463.22      57.32
Elek-Tek        5-May-95  900VA/650 Watt Standby Power (DWG)                         15.00      345.10      42.71
Corporate Sys  13-May-95  External Yamaha CD-Rom CD-R writer s/n 1120491            136.77    3,145.73     389.27
Corporate Sys  13-May-95  Komag erase optical ???                                    56.88    1,308.13     161.88
Corporate Sys  13-May-95  Premium peripheral cable 3ft centronic 50pin to 50 pins     1.47       33.82       4.18
Corporate Sys  13-May-95  1542CF Adaptec 16 bit SCSI Controller                       7.54      173.53      21.47
Corporate Sys  13-May-95  1542CF Adaptec 16 bit SCSI Controller                       3.87       88.99      11.01
Corporate Sys  13-May-95  Corel CD-Writer Software                                   11.41      262.51      32.49
Corporate Sys  13-May-95  CD-R75 Maxell recordable DC                                11.12      255.84      31.66
Corporate Sys  13-May-95  JB10 Erasable optical jukebox                             115.88    2,665.19     329.81
Elek-Tek, Inc  15-May-95  (4)  8mb Simm 70ns Memory                                  48.90    1,124.81     139.19
Elek-Tek, Inc  15-May-95  (5) Eagle NE2000 Plus Enet 8/16 (Returned)                  0.00        0.00       0.00
Elek-Tek, Inc  15-May-95  (7) Overdrive Processors 486/100 & Prolinea/Pres Rails     75.60    1,738.69     215.16
Elek-Tek       16-May-95  Starion Pentium 100 CD-MT 1GB                             233.34    5,366.93     664.14
Elek-Tek       16-May-95  Multisync XE 21" Color Monitor                            161.96    3,725.04     460.96
Elek-Tek       16-May-95  Starion Pentium 100 CD-MT 1GB                             100.13    2,303.01     284.99
Elek-Tek       16-May-95  Multisync XE 21" Color Monitor                            186.20    4,282.63     529.96
Elek-Tek       17-May-95  Eagle Ne2000T Plus 8/16 Bit                                13.93      320.36      39.64


ADVANCED ACCESS LABS             FIXED ASSETS
ENGINEERING, COMPUTER EQUIPMENT & CUBICLE FURNITURE
   12/18/96 11:24

Beginning                                                                                             Jan-96    Feb-96    Mar-96
Purchases        Date Rec'd     Description                                                Total
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Elec-Tek         17-May-95 8bm (2/32) Simm 70ns 72 pin                                   $1,410.57     18.19     18.19     18.19
Elec-Tek         18-May-95 Starion Pentium 100 CD-MT 1 GB                                $2,823.72     36.42     36.42     36.42
Elec-Tek         24-Jul-95 (2ea)Toshiba Notebook 486DX2/50 260 MB HD                     $3,225.23     41.60     41.60     41.60
Elec-Tek         24-Jul-95 (2ea)Logitech Mouseman                                           $93.31      1.20      1.20      1.20
Elec-Tek         24-Jul-95 MS Excel for Windows                                            $324.42      4.18      4.18      4.18
Elec-Tek         26-Jul-95 (5ea)Eagle NE200oT Plus 16 Bit Enet Card                        $382.01      4.93      4.93      4.93
Elec-Tek         26-Jul-95 Starion Pentium 100 CD-MT 1 GBHD                              $2,845.34     36.70     36.70     36.70
Elec-Tek         26-Jul-95 (2ea) MIC8x32-70 Simm                                           $685.72      8.84      8.84      8.84
Elec-Tek         26-Jul-95 Sony 17" Monitor                                              $1,076.32     13.88     13.88     13.88
Elec-Tek         26-Jul-95 Performance PCMCIA Ether 1-BT Modem                             $321.16      4.14      4.14      4.14
Elec-Tek         26-Jul-95 Starion Pentium 100 CD-MT 1 GBHD                              $2,831.82     36.52     36.52     36.52
Elec-Tek         26-Jul-95 (2ea) MIC8x32-70 Simm                                           $686.72      8.84      8.84      8.84
Elec-Tek         26-Jul-95 X-Jack PCMCIA 14.4 Fax Modem                                    $190.96      2.46      2.46      2.46
Elec-Tek         26-Jul-95 See Invoice #411306- I can't read this copy                     $779.03     10.05     10.05     10.05
Elec-Tek         24-Jul-95 16mb mod IBM Thinkpad                                           $840.25     10.84     10.84     10.84
Elec-Tek         16-Nov-95 Pcmcia 14.4 Fax Modem (2ea)                                     $354.73     25.34      4.57      4.57
Elec-Tek         16-Nov-95 Pcmcia 28.8 Fax Modem (1ea)                                     $302.72     21.62      3.90      3.90
Elec-Tek         16-Nov-95 Reveal CD Rom Kit (1ea)                                         $216.99     15.50      2.80      2.80
Elec-Tek         16-Nov-95 Black Nylon Case for Notepad (6ea)                              $216.95     15.50      2.80      2.80
Elec-Tek         29-Nov-95 2.2AH Nimh Battery Pack/350 (3ea)                               $293.53     20.97      3.79      3.79
Elec-Tek          5-Dec-95 Viking 8mb Mod IBM Thinkpad                                     $447.83     31.99      5.78      5.78
Elec-Tek         11-Dec-95 Presario Pentium 100 CD 16/1.6 (2ea)                          $5,174.56    369.91     66.74     66.74
Elec-Tek         11-Dec-95 Nec Multisync 17" Color Monitor (2ea)                         $1,733.83    123.85     22.36     22.36
Elec-Tek         13-Dec-95 UPG Netware                                                   $3,484.79    248.91     44.94     44.94
Elec-Tek         15-Dec-95 Nec Multisync 21" Color Monitor (4ea)                         $8,286.17    591.87    106.87    106.87
Elec-Tek         15-Dec-95 Presario Pentium 100 CD (4ea)                                $10,275.40    733.96    132.52    132.52
Immecor          11-Oct-95 Intell zapa P100, 16MgRam; 1.05 GbHD;PCI Graphics;            $2,540.00    181.43     32.76     32.76
Immecor          11-Oct-95 Nanao 17" .28 Monitor                                           $890.00     63.57     11.48     11.48
Immecor          17-Nov-95 HP Office Jet Printer                                           $643.93     46.00      8.30      7.73
Immecor           5-Dec-95 16mb Simm  Memory                                               $569.00     40.64      7.34      7.34
Immecor           5-Dec-95 4X IDE CD Rom Drive                                             $169.00     12.07      2.18      2.18
Elec-Tek, Inc.   31-Jan-96 (3) Presario P100 w CDRom, Multisync 17" Monitor             $10,362.39
Elec-Tek, Inc.   31-Jan-96 (2) Eagle 883002670 Plus 10BT Enet 5pk                          $720.80
Elec-Tek, Inc.   31-Jan-96 (2) IBM Battery Packs; 16mb Mod Compaq Prolinea, Presa        $1,489.79
Elec-Tek, Inc.   31-Jan-96 Multisync 21" Monitor                                         $2,084.15
Elec-Tek, Inc.   31-Jan-96 Multisync 21" Monitor(DA)                                     $2,084.15
Elec-Tek, Inc.   31-Jan-96 Lte 5000 Nb Pent75 8/810; Battery; 8mb kit; Combo(DA)             $0.00
Elec-Tek, Inc.   31-Jan-96 Pcmcia Fax/modem; Framemaker for Windows (DA)                 $6,725.49
Elec-Tek, Inc.   31-Jan-96 MsOffice & MS Project for Windows (DA)                        $1,013.49
Elec-Tek, Inc.   30-Mar-96 (2)4mb Mod IBM PS/1,PS/2 Memory                                 $298.88
Elec-Tek, Inc.   30-Mar-96 (4) 10Base-T Ethernet 8-port Conc                               $555.06
Elec-Tek, Inc.   30-Mar-96 Intel 486DX4 100 CPU                                            $133.44
Immecor          24-Jan-96 (4) 486/DX80;(4)Tatung 14" .28 Monitors                       $6,876.00
Immecor          24-Jan-96 (2) Sustem C-P100, 1.08GbHD,(2) 4XCDRom;                      $4,196.00
Immecor          24-Jan-96 (2) Nanao 17" Monitors                                        $1,780.00

                           ACCOUNT 1511                                                $239,914.08  4,576.57  2,599.92  2,599.34
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

Cosmic Software  31-Jan-96 CDSH16 HC 16C Cross Compiler                                  $1,520.00
Cosmic Software  31-Jan-96 (5) CDSH 16 HC 16 Cross Compiler                              $6,410.00

                           ACCOUNT 1512                                                  $7,930.00
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

Nohau            11-May-94 Emul 16/300-PC/QTR128-16.78 SN 232390(Trans from AF            4,298.63     55.44     55.44     55.44
NoiseCom         14-Jul-94 Noise Source-Noise/Com NC6108 100-500 hz                       3,350.00     43.20     43.20     43.20


Beginning                                                                           Q1 FY96  Net Book   Total Depr   AFC KEEPING
Purchases        Date Rec'd     Description                                                    Value     By Asset
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                                                                                             thru 1996   thru 1996
Elec-Tek         17-May-95 8bm (2/32) Simm 70ns 72 pin                                54.58    1,256.24      155.33
Elec-Tek         18-May-95 Starion Pentium 100 CD-MT 1 GB                            109.25    2,512.77      310.95
Elec-Tek         24-Jul-95 (2ea)Toshiba Notebook 486DX2/50 260 MB HD                 124.79    2,870.07      355.16
Elec-Tek         24-Jul-95 (2ea)Logitech Mouseman                                      3.61       83.03       10.28
Elec-Tek         24-Jul-95 MS Excel for Windows                                       12.55      288.69       35.72
Elec-Tek         26-Jul-95 (5ea)Eagle NE200oT Plus 16 Bit Enet Card                   14.78      339.94       42.07
Elec-Tek         26-Jul-95 Starion Pentium 100 CD-MT 1 GBHD                          110.09    2,532.01      313.33
Elec-Tek         26-Jul-95 (2ea) MIC8x32-70 Simm                                      26.53      610.21       75.51
Elec-Tek         26-Jul-95 Sony 17" Monitor                                           41.64      957.80      118.52
Elec-Tek         26-Jul-95 Performance PCMCIA Ether 1-BT Modem                        12.43      285.79       35.37
Elec-Tek         26-Jul-95 Starion Pentium 100 CD-MT 1 GBHD                          109.56    2,519.98      311.84
Elec-Tek         26-Jul-95 (2ea) MIC8x32-70 Simm                                      26.53      610.21       75.51
Elec-Tek         26-Jul-95 X-Jack PCMCIA 14.4 Fax Modem                                7.39      169.93       21.03
Elec-Tek         26-Jul-95 See Invoice #411306- I can't read this copy                30.14      693.24       85.79
Elec-Tek         24-Jul-95 16mb mod IBM Thinkpad                                      32.51      747.72       92.53
Elec-Tek         16-Nov-95 Pcmcia 14.4 Fax Modem (2ea)                                34.49      320.24       34.49
Elec-Tek         16-Nov-95 Pcmcia 28.8 Fax Modem (1ea)                                29.43      273.28       29.43
Elec-Tek         16-Nov-95 Reveal CD Rom Kit (1ea)                                    21.10      195.89       21.10
Elec-Tek         16-Nov-95 Black Nylon Case for Notepad (6ea)                         21.09      195.85       21.09
Elec-Tek         29-Nov-95 2.2AH Nimh Battery Pack/350 (3ea)                          28.54      264.99       28.54
Elec-Tek          5-Dec-95 Viking 8mb Mod IBM Thinkpad                                43.54      404.29       43.54
Elec-Tek         11-Dec-95 Presario Pentium 100 CD 16/1.6 (2ea)                      503.08    4,671.48      503.08
Elec-Tek         11-Dec-95 Nec Multisync 17" Color Monitor (2ea)                     168.57    1,565.26      168.57
Elec-Tek         13-Dec-95 UPG Netware                                               338.80    3,145.99      338.80
Elec-Tek         15-Dec-95 Nec Multisync 21" Color Monitor (4ea)                     805.60    7,480.57      805.60
Elec-Tek         15-Dec-95 Presario Pentium 100 CD (4ea)                             999.00    9,276.40      999.00
Immecor          11-Oct-95 Intell zapa P100, 16MgRam; 1.05 GbHD;PCI Graphics;        246.94    2,293.06      246.94    2,293.06
Immecor          11-Oct-95 Nanao 17" .28 Monitor                                      86.53      803.47       86.53      803.47
Immecor          17-Nov-95 HP Office Jet Printer                                      62.02      581.91       62.02      581.91
Immecor           5-Dec-95 16mb Simm  Memory                                          65.32      513.68       55.32      513.68
Immecor           5-Dec-95 4X IDE CD Rom Drive                                        16.43      152.57       16.43      152.57
Elec-Tek, Inc.   31-Jan-96 (3) Presario P100 w CDRom, Multisync 17" Monitor                   10,362.39        0.00
Elec-Tek, Inc.   31-Jan-96 (2) Eagle 883002670 Plus 10BT Enet 5pk                                720.80        0.00
Elec-Tek, Inc.   31-Jan-96 (2) IBM Battery Packs; 16mb Mod Compaq Prolinea, Presa              1,489.79        0.00
Elec-Tek, Inc.   31-Jan-96 Multisync 21" Monitor                                               2,084.15        0.00
Elec-Tek, Inc.   31-Jan-96 Multisync 21" Monitor(DA)                                           2,084.15        0.00    2,084.15
Elec-Tek, Inc.   31-Jan-96 Lte 5000 Nb Pent75 8/810; Battery; 8mb kit; Combo(DA)                   0.00        0.00
Elec-Tek, Inc.   31-Jan-96 Pcmcia Fax/modem; Framemaker for Windows (DA)                       6,725.49        0.00
Elec-Tek, Inc.   31-Jan-96 MsOffice & MS Project for Windows (DA)                              1,013.49        0.00    1,013.49
Elec-Tek, Inc.   30-Mar-96 (2)4mb Mod IBM PS/1,PS/2 Memory                                       298.88        0.00
Elec-Tek, Inc.   30-Mar-96 (4) 10Base-T Ethernet 8-port Conc                                     555.06        0.00
Elec-Tek, Inc.   30-Mar-96 Intel 486DX4 100 CPU                                                  133.44        0.00
Immecor          24-Jan-96 (4) 486/DX80;(4)Tatung 14" .28 Monitors                             6,876.00        0.00    6,876.00
Immecor          24-Jan-96 (2) Sustem C-P100, 1.08GbHD,(2) 4XCDRom;                            4,196.00        0.00    4,196.00
Immecor          24-Jan-96 (2) Nanao 17" Monitors                                              1,780.00        0.00    1,780.00
                                                                                                                    ------------
                                                                                                                    ------------
                           ACCOUNT 1511                                            9,775.82  207,034.58   32,879.51   30,722.54
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                                                                                                   0.00        0.00
Cosmic Software  31-Jan-96 CDSH16 HC C Cross Compiler                                          1,520.00        0.00
Cosmic Software  31-Jan-96 (5) CDSH 16 HC 16 Cross Compiler                                    6,410.00        0.00
                                                                                                   0.00        0.00
                           ACCOUNT 1512                                                        7,930.00        0.00
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                                                                                                   0.00        0.00
Nohau            11-May-94 Emul 16/300-PC/QTR128-16.78 SN 232390(Trans from AF       166.32    3,160.00    1,138.63
NoiseCom         14-Jul-94 Noise Source-Noise/Com NC6108 100-500 hz                  129.61    2,462.65      887.35


ADVANCED ACCESS LABS                       FIXED ASSETS
ENGINEERING, COMPUTER EQUIPMENT & CUBICLE FURNITURE
  12/18/96 11:24


Beginning                                                                                                                Jan-96
Purchases                Date Rec'd        Description                                                 Total
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
NoiseCom                   18-Jul-94       Noise Source -Noise/Com NC6105 10 hz- 10mhz                2,750.00             35.47
Nohau                      26-Jul-94       Emul Board-Emul 51-PC/E32-16                               3,439.17             44.35
Nohau                      26-Jul-94       Bondoot Pod-C52-16                                         2,144.62             27.66
Nohau                      26-Jul-94       Adv Trace Board-Emul 51-PC/ATRG-4-16                       3,227.71             41.63
Nohau                      26-Jul-94       Stand. Trace Board-Emul 51-PC/TR16-16                      1,949.37             25.14
Tritek                     26-Jul-94       Kron-Hite 3202 Turnable Filter                             1,950.00             25.15
Test Equipment             28-Jul-94       HP 1645A-BER Test Set                                      1,862.00             24.01
Hewlett Packard            29-Jul-94       HP 5385A RF Frequency Counter                              2,290.00             29.53
Hewlett Packard            29-Jul-94       HP 4378 Power Meter                                        2,725.00             35.14
Hewlett Packard            29-Jul-94       HP 8483A Air Power Sensor                                    795.00             10.25
Nohau                       4-Aug-94       Emul Board - Emul 16/300-PC/EIM 16.78                      6,393.68             82.46
Nohau                       4-Aug-94       Pod - 16Z1/IM-16.78                                        2,449.91             31.60
Nohau                       4-Aug-94       Trace Board - Eml 16/30OPC/DTR128-16.78                    8,529.32            110.00
Nohau                       4-Aug-94       Adaptor - Emul 16/300PC/QFP132Clip                         1,910.82             24.64
Nohau                       4-Aug-94       High Level Dbug SW-Emul 16/30OPC/HLD-CPU16                 3,202.50             41.30
Nohau                       4-Aug-94       Pod - 161/2M-16.78                                         5,172.03             66.70
Telogy                      5-Aug-94       HP 8647A Signal Generator                                  5,374.65             69.32
Hewlett Packard             5-Aug-94       Amplifier & Preamplifier-HP8445F 50A                       2,930.00             37.79
Stanford Research          12-Aug-94       Synthisized Function Generator-SRSDS345 30 Mhz             2,845.00             36.69
Stanford Research          12-Aug-94       w/high stab time base                                          0.00              0.00
Arrow Electronics          24-Aug-94       Bit Blaster-Part of PL-ASAP2 Programmers with                495.00              6.38
Arrow Electronics          24-Aug-94       PLPG Card for PLMPV - See June 94                              0.00              0.00
Engineering Inventor       30-Sep-94       Per Rick Girvin-Will be transferred out at later date      1,025.00             13.22
Hewlett Packard             7-Oct-94       E4746A EESOF Touchstone RF Simulator                       9,995.00            128.90
Hewlett Packard             7-Oct-94       E5787A EESOF ESYN Filter Package                             995.00             12.83
Ameritec                   11-Oct-94       Armeritec AM2-DE Bulk Call Generator                      24,950.00            321.78
Ameritec                   11-Oct-94       Manual, Bantam 120 ohm inputs                                330.00              4.26
Advanced Fibre              2-Feb-95       Central Process Unit                                      $1,909.90             24.63
Advanced Fibre              2-Feb-95       Local Exchange Power Supply Unit                             $557.67              7.19
Advanced Fibre              2-Feb-95       Remote Subscriber Power Supply Unit                         $926.61             11.95
Advanced Fibre              2-Feb-95       Let Adv Intl Pots Chnl Unit                               $1,556.28             20.07
Advanced Fibre              2-Feb-95       RST Adv Intl Pots Chnl Unit                               $1,507.31             19.44
Advanced Fibre              2-Feb-95       T1 Transceiver (powered)                                  $1,919.79             24.76
Advanced Fibre              2-Feb-95       E1 Transceiver (powered)                                  $1,910.22             24.64
Advanced Fibre              2-Feb-95       Channel Bank Assembly Test Shelf                          $1,612.50             20.80
Advanced Fibre              2-Feb-95       Central Process Unit                                      $1,552.59             20.02
Advanced Fibre              2-Feb-95       Local Exchange Power Supply Unit                            $283.33              3.65
Advanced Fibre              2-Feb-95       Metallica Test Unit                                         $356.83              4.60
Advanced Fibre              2-Feb-95       Remote Subscriber Power Supply Unit                         $313.86              4.05
Advanced Fibre              2-Feb-95       LET Univ. Voice Grade Chnl Unit                             $310.27              4.00
Advanced Fibre              2-Feb-95       RST Univ. Voice Grade Chnl Unit                             $268.85              3.47
Advanced Fibre              2-Feb-95       T1 Asynch chnl Unit (DSX)                                   $711.78              9.18
Advanced Fibre              2-Feb-95       Let Pots Channel Unit                                       $242.49              3.13
Advanced Fibre              2-Feb-95       RST Pots Channel Unit                                       $281.15              3.63
Advanced Fibre              2-Feb-95       Fiber Optic Transceiver                                   $1,748.50             22.55
Advanced Fibre              2-Feb-95       T1 Transceiver (DSX)                                        $607.19              7.83
Advanced Fibre              2-Feb-95       E1 Transceiver (G.703)                                      $605.81              7.81
Advanced Fibre              2-Feb-95       Transmission Only Channel Unit                              $546.18              7.04
Advanced Fibre              2-Feb-95       Channel Bank Assembly Test Shelf                            $830.20             10.71
Ameritec                   15-May-95       C. O. Simulator, portable with Option AM7 DLC-96 Compt    $5,749.68             74.15
Ameritec                   15-May-95       DLC-96 Port Card                                          $9,000.00            116.07
Ameritec                   15-May-95       Am-7 Trunk Card                                             $940.00             12.12
Ameritec                   15-May-95       Dual Quad Tone Receiver Card                              $5,290.00             68.22
Ameritec                   15-May-95       1.544 77 Port Card                                        $1,765.00             22.76
Ameritec                   15-May-95       Back Mount Kit                                               $60.00              0.77



ADVANCED ACCESS LABS                       FIXED ASSETS
ENGINEERING, COMPUTER EQUIPMENT & CUBICLE FURNITURE
  12/18/96 11:24


Beginning                                                                                               Feb-96         Mar-96
Purchases                 Date Rec'd       Description
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
NoiseCom                   18-Jul-94       Noise Source -Noise/Com NC6105 10 hz- 10mhz                   35.47         35.47
Nohau                      26-Jul-94       Emul Board-Emul 51-PC/E32-16                                  44.35         44.35
Nohau                      26-Jul-94       Bondoot Pod-C52-16                                            27.66         27.66
Nohau                      26-Jul-94       Adv Trace Board-Emul 51-PC/ATRG-4-16                          41.63         41.63
Nohau                      26-Jul-94       Stand. Trace Board-Emul 51-PC/TR16-16                         25.14         25.14
Tritek                     26-Jul-94       Kron-Hite 3202 Turnable Filter                                25.16         25.16
Test Equipment             28-Jul-94       HP 1645A-BER Test Set                                         24.01         24.01
Hewlett Packard            29-Jul-94       HP 5385A RF Frequency Counter                                 29.53         29.53
Hewlett Packard            29-Jul-94       HP 4378 Power Meter                                           35.24         35.24
Hewlett Packard            29-Jul-94       HP 8483A Air Power Sensor                                     10.25         10.25
Nohau                       4-Aug-94       Emul Board - Emul 16/300-PC/EIM 16.78                         82.46         82.46
Nohau                       4-Aug-94       Pod - 16Z1/IM-16.78                                           31.60         31.60
Nohau                       4-Aug-94       Trace Board - Eml 16/30OPC/DTR128-16.78                      110.00        110.00
Nohau                       4-Aug-94       Adaptor - Emul 16/300PC/QFP132Clip                            24.64         24.64
Nohau                       4-Aug-94       High Level Dbug SW-Emul 16/30OPC/HLD-CPU16                    41.30         41.30
Nohau                       4-Aug-94       Pod - 161/2M-16.78                                            66.70         66.70
Telogy                      5-Aug-94       HP 8647A Signal Generator                                     69.32         69.32
Hewlett Packard             5-Aug-94       Amplifier & Preamplifier-HP8445F 50A                          37.79         37.79
Stanford Research          12-Aug-94       Synthisized Function Generator-SRSDS345 30 Mhz                36.69         36.69
Stanford Research          12-Aug-94       w/high stab time base                                          0.00          0.00
Arrow Electronics          24-Aug-94       Bit Blaster-Part of PL-ASAP2 Programmers with                  6.38          6.38
Arrow Electronics          24-Aug-94       PLPG Card for PLMPV - See June 94                              0.00          0.00
Engineering Inventor       30-Sep-94       Per Rick Girvin-Will be transferred out at later date         13.22         13.22
Hewlett Packard             7-Oct-94       E4746A EESOF Touchstone RF Simulator                         128.90        128.90
Hewlett Packard             7-Oct-94       E5787A EESOF ESYN Filter Package                              12.83         12.83
Ameritec                   11-Oct-94       Armeritec AM2-DE Bulk Call Generator                         321.78        321.78
Ameritec                   11-Oct-94       Manual, Bantam 120 ohm inputs                                  4.26          4.26
Advanced Fibre              2-Feb-95       Central Process Unit                                          24.63         24.63
Advanced Fibre              2-Feb-95       Local Exchange Power Supply Unit                                7.19          7.19
Advanced Fibre              2-Feb-95       Remote Subscriber Power Supply Unit                           11.95         11.95
Advanced Fibre              2-Feb-95       Let Adv Intl Pots Chnl Unit                                   20.07         20.07
Advanced Fibre              2-Feb-95       RST Adv Intl Pots Chnl Unit                                   19.44         19.44
Advanced Fibre              2-Feb-95       T1 Transceiver (powered)                                      24.76         24.76
Advanced Fibre              2-Feb-95       E1 Transceiver (powered)                                      24.64         24.64
Advanced Fibre              2-Feb-95       Channel Bank Assembly Test Shelf                              20.80         20.80
Advanced Fibre              2-Feb-95       Central Process Unit                                          20.02         20.02
Advanced Fibre              2-Feb-95       Local Exchange Power Supply Unit                               3.65          3.65
Advanced Fibre              2-Feb-95       Metallica Test Unit                                            4.60          4.60
Advanced Fibre              2-Feb-95       Remote Subscriber Power Supply Unit                            4.05          4.05
Advanced Fibre              2-Feb-95       LET Univ. Voice Grade Chnl Unit                                4.00          4.00
Advanced Fibre              2-Feb-95       RST Univ. Voice Grade Chnl Unit                                3.47          3.47
Advanced Fibre              2-Feb-95       T1 Asynch chnl Unit (DSX)                                      9.18          9.18
Advanced Fibre              2-Feb-95       Let Pots Channel Unit                                          3.13          3.13
Advanced Fibre              2-Feb-95       RST Pots Channel Unit                                          3.63          3.63
Advanced Fibre              2-Feb-95       Fiber Optic Transceiver                                       22.55         22.55
Advanced Fibre              2-Feb-95       T1 Transceiver (DSX)                                           7.83          7.83
Advanced Fibre              2-Feb-95       E1 Transceiver (G.703)                                         7.81          7.81
Advanced Fibre              2-Feb-95       Transmission Only Channel Unit                                 7.04          7.04
Advanced Fibre              2-Feb-95       Channel Bank Assembly Test Shelf                              10.71         10.71
Ameritec                   15-May-95       C. O. Simulator, portable with Option AM7 DLC-96 Compt        74.15         74.15
Ameritec                   15-May-95       DLC-96 Port Card                                             116.07        116.07
Ameritec                   15-May-95       Am-7 Trunk Card                                               12.12         12.12
Ameritec                   15-May-95       Dual Quad Tone Receiver Card                                  68.22         68.22
Ameritec                   15-May-95       1.544 77 Port Card                                            22.76         22.76
Ameritec                   15-May-95       Back Mount Kit                                                 0.77          0.77



ADVANCED ACCESS LABS                       FIXED ASSETS
ENGINEERING, COMPUTER EQUIPMENT & CUBICLE FURNITURE
  12/18/96 11:24


Beginning                                                                                             Q1 FY96        Net Book
Purchases               Date Rec'd         Description                                                 Depr           Value
                                                                                                                     thru 1996
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
NoiseCom                   18-Jul-94       Noise Source -Noise/Com NC6105 10 hz- 10mhz                  106.40          2,021.58
Nohau                      26-Jul-94       Emul Board-Emul 51-PC/E32-16                                 133.06          2,528.20
Nohau                      26-Jul-94       Bondoot Pod-C52-16                                            82.98          1,576.55
Nohau                      26-Jul-94       Adv Trace Board-Emul 51-PC/ATRG-4-16                         124.88          2,372.75
Nohau                      26-Jul-94       Stand. Trace Board-Emul 51-PC/TR16-16                         75.42          1,433.02
Tritek                     26-Jul-94       Kron-Hite 3202 Turnable Filter                                75.45          1,433.48
Test Equipment             28-Jul-94       HP 1645A-BER Test Set                                         72.04          1,368.79
Hewlett Packard            29-Jul-94       HP 5385A RF Frequency Counter                                 88.60          1,683.42
Hewlett Packard            29-Jul-94       HP 4378 Power Meter                                          105.43          2,003.20
Hewlett Packard            29-Jul-94       HP 8483A Air Power Sensor                                     30.76            584.42
Nohau                       4-Aug-94       Emul Board - Emul 16/300-PC/EIM 16.78                        247.37          4,700.12
Nohau                       4-Aug-94       Pod - 16Z1/IM-16.78                                           94.79          1,800.98
Nohau                       4-Aug-94       Trace Board - Eml 16/30OPC/DTR128-16.78                      330.00          6,270.07
Nohau                       4-Aug-94       Adaptor - Emul 16/300PC/QFP132Clip                            73.93          1,404.68
Nohau                       4-Aug-94       High Level Dbug SW-Emul 16/30OPC/HLD-CPU16                   123.91          2,354.22
Nohau                       4-Aug-94       Pod - 161/2M-16.78                                           200.11          3,802.06
Telogy                      5-Aug-94       HP 8647A Signal Generator                                    207.95          3,951.01
Hewlett Packard             5-Aug-94       Amplifier & Preamplifier-HP8445F 50A                         113.36          2,153.90
Stanford Research          12-Aug-94       Synthisized Function Generator-SRSDS345 30 Mhz               110.07          2,091.41
Stanford Research          12-Aug-94       w/high stab time base                                          0.00              0.00
Arrow Electronics          24-Aug-94       Bit Blaster-Part of PL-ASAP2 Programmers with                 19.15            363.88
Arrow Electronics          24-Aug-94       PLPG Card for PLMPV - See June 94                              0.00              0.00
Engineering Inventor       30-Sep-94       Per Rick Girvin-Will be transferred out at later date         39.66            753.50
Hewlett Packard             7-Oct-94       E4746A EESOF Touchstone RF Simulator                         386.71          7,347.51
Hewlett Packard             7-Oct-94       E5787A EESOF ESYN Filter Package                              38.50            731.44
Ameritec                   11-Oct-94       Armeritec AM2-DE Bulk Call Generator                         965.33         18,341.22
Ameritec                   11-Oct-94       Manual, Bantam 120 ohm inputs                                 12.77            242.59
Advanced Fibre              2-Feb-95       Central Process Unit                                          73.89          1,699.58
Advanced Fibre              2-Feb-95       Local Exchange Power Supply Unit                               21.58            496.26
Advanced Fibre              2-Feb-95       Remote Subscriber Power Supply Unit                           35.65            824.57
Advanced Fibre              2-Feb-95       Let Adv Intl Pots Chnl Unit                                   60.21          1,384.90
Advanced Fibre              2-Feb-95       RST Adv Intl Pots Chnl Unit                                   58.32          1,341.33
Advanced Fibre              2-Feb-95       T1 Transceiver (powered)                                      74.28          1,708.38
Advanced Fibre              2-Feb-95       E1 Transceiver (powered)                                      73.91          1,699.87
Advanced Fibre              2-Feb-95       Channel Bank Assembly Test Shelf                              62.39          1,434.93
Advanced Fibre              2-Feb-95       Central Process Unit                                          60.07          1,381.62
Advanced Fibre              2-Feb-95       Local Exchange Power Supply Unit                              10.96            252.13
Advanced Fibre              2-Feb-95       Metallica Test Unit                                           13.81            317.54
Advanced Fibre              2-Feb-95       Remote Subscriber Power Supply Unit                           12.14            279.29
Advanced Fibre              2-Feb-95       LET Univ. Voice Grade Chnl Unit                               12.00            276.11
Advanced Fibre              2-Feb-95       RST Univ. Voice Grade Chnl Unit                               10.40            239.25
Advanced Fibre              2-Feb-95       T1 Asynch chnl Unit (DSX)                                     27.54            633.40
Advanced Fibre              2-Feb-95       Let Pots Channel Unit                                          9.38            215.79
Advanced Fibre              2-Feb-95       RST Pots Channel Unit                                         10.88            250.19
Advanced Fibre              2-Feb-95       Fiber Optic Transceiver                                       67.65          1,555.95
Advanced Fibre              2-Feb-95       T1 Transceiver (DSX)                                          23.49            540.32
Advanced Fibre              2-Feb-95       E1 Transceiver (G.703)                                        23.44            539.10
Advanced Fibre              2-Feb-95       Transmission Only Channel Unit                                21.13            486.04
Advanced Fibre              2-Feb-95       Channel Bank Assembly Test Shelf                              32.12            738.78
Ameritec                   15-May-95       C. O. Simulator, portable with Option AM7 DLC-96 Compt       222.46          5,116.53
Ameritec                   15-May-95       DLC-96 Port Card                                             348.21          8,008.93
Ameritec                   15-May-95       Am-7 Trunk Card                                               36.37            836.49
Ameritec                   15-May-95       Dual Quad Tone Receiver Card                                 204.67          4,707.47
Ameritec                   15-May-95       1.544 77 Port Card                                            68.29          1,570.64
Ameritec                   15-May-95       Back Mount Kit                                                 2.32             53.39



ADVANCED ACCESS LABS                       FIXED ASSETS
ENGINEERING, COMPUTER EQUIPMENT & CUBICLE FURNITURE
  12/18/96 11:24


Beginning                                                                                               Total Depr    AFC KEEPING
Purchases                 Date Rec'd       Description                                                   By Asset
                                                                                                        thru 1996
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
NoiseCom                   18-Jul-94       Noise Source -Noise/Com NC6105 10 hz- 10mhz                 728.42
Nohau                      26-Jul-94       Emul Board-Emul 51-PC/E32-16                                910.97
Nohau                      26-Jul-94       Bondoot Pod-C52-16                                          568.07
Nohau                      26-Jul-94       Adv Trace Board-Emul 51-PC/ATRG-4-16                        854.96
Nohau                      26-Jul-94       Stand. Trace Board-Emul 51-PC/TR16-16                       516.35
Tritek                     26-Jul-94       Kron-Hite 3202 Turnable Filter                              516.52
Test Equipment             28-Jul-94       HP 1645A-BER Test Set                                       493.21
Hewlett Packard            29-Jul-94       HP 5385A RF Frequency Counter                               606.58
Hewlett Packard            29-Jul-94       HP 4378 Power Meter                                         721.80     2,003.20
Hewlett Packard            29-Jul-94       HP 8483A Air Power Sensor                                   210.58       584.42
Nohau                       4-Aug-94       Emul Board - Emul 16/300-PC/EIM 16.78                     1,693.56
Nohau                       4-Aug-94       Pod - 16Z1/IM-16.78                                         648.93
Nohau                       4-Aug-94       Trace Board - Eml 16/30OPC/DTR128-16.78                   2,259.25
Nohau                       4-Aug-94       Adaptor - Emul 16/300PC/QFP132Clip                          506.14
Nohau                       4-Aug-94       High Level Dbug SW-Emul 16/30OPC/HLD-CPU16                  848.28
Nohau                       4-Aug-94       Pod - 161/2M-16.78                                        1,369.97
Telogy                      5-Aug-94       HP 8647A Signal Generator                                 1,423.64     3,951.01
Hewlett Packard             5-Aug-94       Amplifier & Preamplifier-HP8445F 50A                        776.10
Stanford Research          12-Aug-94       Synthisized Function Generator-SRSDS345 30 Mhz              753.59
Stanford Research          12-Aug-94       w/high stab time base                                         0.00
Arrow Electronics          24-Aug-94       Bit Blaster-Part of PL-ASAP2 Programmers with               131.12
Arrow Electronics          24-Aug-94       PLPG Card for PLMPV - See June 94                             0.00
Engineering Inventor       30-Sep-94       Per Rick Girvin-Will be transferred out at later date       271.50       753.50
Hewlett Packard             7-Oct-94       E4746A EESOF Touchstone RF Simulator                      2,647.49     7,347.51
Hewlett Packard             7-Oct-94       E5787A EESOF ESYN Filter Package                            263.56       731.44
Ameritec                   11-Oct-94       Armeritec AM2-DE Bulk Call Generator                      6,608.78
Ameritec                   11-Oct-94       Manual, Bantam 120 ohm inputs                                87.41
Advanced Fibre              2-Feb-95       Central Process Unit                                        210.32
Advanced Fibre              2-Feb-95       Local Exchange Power Supply Unit                              61.41
Advanced Fibre              2-Feb-95       Remote Subscriber Power Supply Unit                         102.04
Advanced Fibre              2-Feb-95       Let Adv Intl Pots Chnl Unit                                 171.38
Advanced Fibre              2-Feb-95       RST Adv Intl Pots Chnl Unit                                 165.98
Advanced Fibre              2-Feb-95       T1 Transceiver (powered)                                    211.41
Advanced Fibre              2-Feb-95       E1 Transceiver (powered)                                    210.35
Advanced Fibre              2-Feb-95       Channel Bank Assembly Test Shelf                            177.57
Advanced Fibre              2-Feb-95       Central Process Unit                                        170.97
Advanced Fibre              2-Feb-95       Local Exchange Power Supply Unit                             31.20
Advanced Fibre              2-Feb-95       Metallica Test Unit                                          39.29
Advanced Fibre              2-Feb-95       Remote Subscriber Power Supply Unit                          34.56
Advanced Fibre              2-Feb-95       LET Univ. Voice Grade Chnl Unit                              34.17
Advanced Fibre              2-Feb-95       RST Univ. Voice Grade Chnl Unit                              29.61
Advanced Fibre              2-Feb-95       T1 Asynch chnl Unit (DSX)                                    78.38
Advanced Fibre              2-Feb-95       Let Pots Channel Unit                                        26.70
Advanced Fibre              2-Feb-95       RST Pots Channel Unit                                        30.96
Advanced Fibre              2-Feb-95       Fiber Optic Transceiver                                     192.54
Advanced Fibre              2-Feb-95       T1 Transceiver (DSX)                                         66.86
Advanced Fibre              2-Feb-95       E1 Transceiver (G.703)                                       66.71
Advanced Fibre              2-Feb-95       Transmission Only Channel Unit                               60.14
Advanced Fibre              2-Feb-95       Channel Bank Assembly Test Shelf                             91.42
Ameritec                   15-May-95       C. O. Simulator, portable with Option AM7 DLC-96 Compt      633.15
Ameritec                   15-May-95       DLC-96 Port Card                                            991.07
Ameritec                   15-May-95       Am-7 Trunk Card                                             103.51
Ameritec                   15-May-95       Dual Quad Tone Receiver Card                                582.53
Ameritec                   15-May-95       1.544 77 Port Card                                          194.36
Ameritec                   15-May-95       Back Mount Kit                                                6.61



ADVANCED ACCESS LABS               FIXED ASSETS
ENGINEERING, COMPUTER EQUIPMENT & CUBICLE FURNITURE
     12/18/96 11:24
------------------------------------------------------------------------------------------------------------------------------------

Beginning                                                                                          Jan-96        Feb-96      Mar-96
Purchases            Date Rec'd  Description                                          Total
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Ameritec              25-May-95  Analog Bulk Call Generator                        $25,008.48       322.53       322.53      322.53
Ameritec              25-May-95  Option, AM2 High Performance Package               $2,450.00        31.60        31.60       31.60
Ameritec              25-May-95  Rack Mount Kit                                        $60.00         0.77         0.77        0.77
Nohau Corp            14-Jul-95  Test Equip-EMUL16/300 PCE256-16 Kit(s/n 162837)    $2,295.00        29.60        29.60       29.60
Nohau Corp            14-Jul-95  POD-16Z1/1M-16 (s/n 162297)                        $2,295.00        29.60        29.60       29.60
Nohau Corp            14-Jul-95  EMUL16/300-PC/DTR128-16.78 Kit (s/n 232557)        $2,716.00        35.03        35.03       35.03
Nohau Corp            14-Jul-95  EMUL16/300PC/HLD-CPU16                             $1,500.00        19.35        19.35       19.35
Nohau Corp            14-Jul-95  EMUL16/300-PC/QRF132CLIP (s/n 950617)                $895.00        11.54        11.54       11.54
Elect. Eng Tools      21-Jul-95  Universal Programmer 32 pin PLCC to 32 Dip Adapter   $555.00         7.16         7.16        7.16
Toner Cable Equip     10-Aug-95  BTL61500090 SA7U 4121 Variable Attenuator            $103.23         1.33         1.33        1.33
Toner Cable Equip     10-Aug-95  VTK51500100 VSg-21 SYNC Generator                    $956.07        12.33        12.33       12.33
Toner Cable Equip     10-Aug-95  VTK51500110 DAT-1 Rackmount Frame                     $98.00         1.26         1.26        1.26
Toner Cable Equip     10-Aug-95  (2ea) BTL 11400120 AM-60-550 (59412) Modulator     $1,265.30        16.32        16.32       16.32
Toner Cable Equip     10-Aug-95  PBN99900120 2107A-0807TX Transmitter               $8,372.36       107.98       107.98      107.98
Toner Cable Equip     10-Aug-95  PBN99900030 9-ORH Housing                             $64.00         0.83         0.83        0.83
Toner Cable Equip     10-Aug-95  PBN99900130 7OR-750-/22-42/54 SC/UPC               $1,210.00        15.61        15.61       15.61
Toner Cable Equip     10-Aug-95  PBN99900140 7-ORT-WB1 SC/UPC                       $1,805.00        23.28        23.28       23.28
Toner Cable Equip     10-Aug-95  (4ea) PBN99905010 FC/APC Pigtail 5 meters            $507.33         6.54         6.54        6.54
Toner Cable Equip     10-Aug-95  (50ea) OEM62900010 GRB-1 Grounding Splice Block       $10.00         0.13         0.13        0.13
Toner Cable Equip     10-Aug-95  (10ea) OEM629000120 GRB-AR Sp Blk w/Lightn Arrestor   $32.26         0.42         0.42        0.42
Microtek Internation  29-Sep-95  FA,PP,68HC16Z1 Emulator, 1 Mhz, 128K Trace,OMB     $9,995.00       128.90       128.90      128.90
Microtek Internation  29-Sep-95  Overlay, Serial #507AA00545                            $0.00         0.00         0.00        0.00
Microtek Internation  29-Sep-95  PWA, Powerpack, Overlay RAM (1mg) Board            $2,995.00        38.63        38.63       38.63
Microtek Internation  29-Sep-95  Adapter, PP, To 132 PQFP Clipover                    $485.00         6.25         6.25        6.25
Toner Cable Equipm    27-Sep-95  RDRX Return Dual Receiver                          $1,764.25       126.02        22.75       22.75
Toner Cable Equipm    29-Sep-95  CT-2084VY Rec/Monitor                                $488.98        34.93         6.31        6.31
TTC                   30-Oct-95  Central Office Testing Package (T-Berd) w/ case   $14,667.21     1,047.66       189.16      189.16
Microtek Internation  26-Dec-95  Test Kit Option, PP, Kit68HC16Z1 Ser#503AB00114    $7,995.00       571.07       103.11      103.11
Arrow                 12-Dec-95  ALtera PLS Magnum Development System w/Bitblaster      $0.00         0.00         0.00        0.00
Arrow                 12-Dec-95  Serial cable; ASAPz standalone Programmer; VHDL        $0.00         0.00         0.00        0.00
Arrow                 12-Dec-95  Design entry option                                $7,285.00       520.36        93.95       93.95
AT & T Capital        15-Dec-95  Tek/K 465 Cart                                       $430.00        30.71         5.55        5.55
AT & T Capital        24-Jan-96  Tek/K 465 Cart                                      ($430.00)      (30.71)       (5.55)      (5.55)
AT & T Capital        24-Jan-96  Tek/K212 Cart-replaces Tek/K465 Cart                 $429.00        30.64         5.53        5.53
AT & T Capital        15-Dec-95  Tek/2465B Oscilloscope P07275                      $7,347.25       524.80        94.76       94.76
AT & T Capital        15-Dec-95  Tek/06201 Probe; Tek/1101A Probe Pwr Sup-P07280    $2,229.82       159.27        28.76       28.76
AT & T Capital        15-Dec-95  HP8647A Signal Generator PO7278                    $5,375.50       383.96        69.33       69.33
AT & T Capital        18-Dec-95  PHI/PM3585/90:A Logic Analyzer PO7277              $5,919.55       422.83        76.34       76.34
AT & T Capital        15-Dec-95  HP4263A LCR Meter                                  $5,375.50       383.96        69.33       69.33
AT & T Capital         5-Jan-96  HP16334A Test Fixture                                $602.43
Hewlett Packard       11-Nov-95  225 MHz RF Counter, Serial #341BA01002, Box 46785      $0.00         0.00         0.00       25.79
Hewlett Packard       11-Nov-95  US-English Localization, 1.5 GHz RF Input Channel  $2,150.00       153.57        27.73        1.93
Hewlett Packard       23-Jan-96  15MHz Functin/Arb Wavefore Generator                   $0.00
Hewlett Packard       23-Jan-96  Serial #US34015921, Box 69732                      $1,854.37
Hewlett Packard       24-Jan-96  (3)DC Power Supply Serial # KE51310819,Box 83787     $322.50
Hewlett Packard       24-Jan-96  S#KR41808094, Box83788; S #KR51303298,Box83789       $645.00
Hewlett Packard       24-Jan-96  (3)Triple output DC Power Supply                       $0.00
Hewlett Packard       24-Jan-96  Serial # KR51305190, Box 83790                       $526.75
Hewlett Packard       24-Jan-96  Serial # KR51305191, Box 83791                       $526.75
Hewlett Packard       24-Jan-96  Serial # KR51305336, Box 83792                       $526.75
Hewlett Packard       14-Mar-96  50 MHz Pulse/Function Generator,                       $0.00
Hewlett Packard       14-Mar-96  Serial # 3134G18083, Box 92835 PO7300              $4,516.50

                                 ACCOUNT 1530                                      286,964.54     7,150.16     3,578.14    3,578.14
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------


ADVANCED ACCESS LABS               FIXED ASSETS
ENGINEERING, COMPUTER EQUIPMENT & CUBICLE FURNITURE
     12/18/96 11:24
------------------------------------------------------------------------------------------------------------------------------------

Beginning                                                                              Q1 FY96   Net Book    Total Depr       AFC
Purchases            Date Rec'd  Description                                            Depr       Value      By Asset      KEEPING
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 thru 1996    thru 1996
Ameritec              25-May-95  Analog Bulk Call Generator                            967.59    22,254.57     2,753.91
Ameritec              25-May-95  Option, AM2 High Performance Package                   94.79     2,180.21       269.79
Ameritec              25-May-95  Rack Mount Kit                                          2.32        53.39         6.61
Nohau Corp            14-Jul-95  Test Equip-EMUL16/300 PCE256-16 Kit(s/n 162837)        88.79     2,042.28       252.72
Nohau Corp            14-Jul-95  POD-16Z1/1M-16 (s/n 162297)                            88.79     2,042.28       252.72
Nohau Corp            14-Jul-95  EMUL16/300-PC/DTR128-16.78 Kit (s/n 232557)           105.08     2,416.92       299.08
Nohau Corp            14-Jul-95  EMUL16/300PC/HLD-CPU16                                 58.04     1,334.82       165.18
Nohau Corp            14-Jul-95  EMUL16/300-PC/QRF132CLIP (s/n 950617)                  34.63       796.44        98.56
Elect. Eng Tools      21-Jul-95  Universal Programmer 32 pin PLCC to 32 Dip Adapter     21.47       493.88        61.12
Toner Cable Equip     10-Aug-95  BTL61500090 SA7U 4121 Variable Attenuator               3.99        91.86        11.37
Toner Cable Equip     10-Aug-95  VTK51500100 VSg-21 SYNC Generator                      36.99       850.79       105.28
Toner Cable Equip     10-Aug-95  VTK51500110 DAT-1 Rackmount Frame                       3.79        87.21        10.79
Toner Cable Equip     10-Aug-95  (2ea) BTL 11400120 AM-60-550 (59412) Modulator         48.96     1,125.97       139.33
Toner Cable Equip     10-Aug-95  PBN99900120 2107A-0807TX Transmitter                  323.93     7,450.40       921.96
Toner Cable Equip     10-Aug-95  PBN99900030 9-ORH Housing                               2.48        56.95         7.05
Toner Cable Equip     10-Aug-95  PBN99900130 7OR-750-/22-42/54 SC/UPC                   46.82     1,076.76       133.24
Toner Cable Equip     10-Aug-95  PBN99900140 7-ORT-WB1 SC/UPC                           69.84     1,606.24       198.76
Toner Cable Equip     10-Aug-95  (4ea) PBN99905010 FC/APC Pigtail 5 meters              19.63       451.46        55.87
Toner Cable Equip     10-Aug-95  (50ea) OEM62900010 GRB-1 Grounding Splice Block         0.39         8.90         1.10
Toner Cable Equip     10-Aug-95  (10ea) OEM629000120 GRB-AR Sp Blk w/Lightn Arrestor     1.25        28.71         3.55
Microtek Internation  29-Sep-95  FA,PP,68HC16Z1 Emulator, 1 Mhz, 128K Trace,OMB        386.71     8,894.36     1,100.64
Microtek Internation  29-Sep-95  Overlay, Serial #507AA00545                             0.00         0.00         0.00
Microtek Internation  29-Sep-95  PWA, Powerpack, Overlay RAM (1mg) Board               115.88     2,665.20       329.81
Microtek Internation  29-Sep-95  Adapter, PP, To 132 PQFP Clipover                      18.76       431.59        53.41
Toner Cable Equip     27-Sep-95  RDRX Return Dual Receiver                             171.52     1,592.73       171.52
Toner Cable Equip     29-Sep-95  CT-2084VY Rec/Monitor                                  47.54       441.43        47.54
TTC                   30-Oct-95  Central Office Testing Package (T-Berd) w/ case     1,425.98    13,241.23     1,425.98
Microtek Internation  26-Dec-95  Test Kit Option, PP, Kit68HC16Z1 Ser#503AB00114       777.29     7,217.71       777.29
Arrow                 12-Dec-95  ALtera PLS Magnum Development System w/Bitblaster       0.00         0.00         0.00        0.00
Arrow                 12-Dec-95  Serial cable; ASAPz standalone Programmer; VHDL         0.00         0.00         0.00        0.00
Arrow                 12-Dec-95  Design entry option                                   708.26     6,576.74       708.26    6,576.74
AT & T Capital        15-Dec-95  Tek/K 465 Cart                                         41.81       388.19        41.81      388.19
AT & T Capital        24-Jan-96  Tek/K 465 Cart                                        (41.81)     (388.19)      (41.81)    (388.19)
AT & T Capital        24-Jan-96  Tek/K212 Cart-replaces Tek/K465 Cart                   41.71       387.29        41.71      387.29
AT & T Capital        15-Dec-95  Tek/2465B Oscilloscope P07275                         714.32     6,632.93       714.32    6,632.93
AT & T Capital        15-Dec-95  Tek/06201 Probe; Tek/1101A Probe Pwr Sup-P07280       216.79     2,013.03       216.79    2,013.03
AT & T Capital        15-Dec-95  HP8647A Signal Generator PO7278                       522.62     4,852.88       522.62    4,852.88
AT & T Capital        18-Dec-95  PHI/PM3585/90:A Logic Analyzer PO7277                 575.51     5,344.04       575.51    5,344.04
AT & T Capital        15-Dec-95  HP4263A LCR Meter                                     522.62     4,852.88       522.62    4,852.88
AT & T Capital         5-Jan-96  HP16334A Test Fixture                                              602.43         0.00      602.43
Hewlett Packard       11-Nov-95  225 MHz RF Counter, Serial #341BA01002, Box 46785      25.79       (25.79)       25.79      (25.79)
Hewlett Packard       11-Nov-95  US-English Localization, 1.5 GHz RF Input Channel     183.23     1,966.77       183.23    1,966.77
Hewlett Packard       23-Jan-96  15MHz Functin/Arb Wavefore Generator                                 0.00         0.00        0.00
Hewlett Packard       23-Jan-96  Serial #US34015921, Box 69732                                    1,854.37         0.00    1,854.37
Hewlett Packard       24-Jan-96  (3)DC Power Supply Serial # KE51310819,Box 83787                   322.50         0.00      322.50
Hewlett Packard       24-Jan-96  S#KR41808094, Box83788; S #KR51303298,Box83789                     645.00         0.00      645.00
Hewlett Packard       24-Jan-96  (3)Triple output DC Power Supply                                     0.00         0.00        0.00
Hewlett Packard       24-Jan-96  Serial # KR51305190, Box 83790                                     526.75         0.00      526.75
Hewlett Packard       24-Jan-96  Serial # KR51305191, Box 83791                                     526.75         0.00      526.75
Hewlett Packard       24-Jan-96  Serial # KR51305336, Box 83792                                     526.75         0.00      526.75
Hewlett Packard       14-Mar-96  50 MHz Pulse/Function Generator,                                     0.00         0.00        0.00
Hewlett Packard       11-Nov-95  Serial # 3134G18083, Box 92835 PO7300                            4,516.50         0.00    4,516.50
                                                                                                                        ------------
                                                                                                                        ------------

                                 ACCOUNT 1530                                       14,306.44   240,581.54    46,383.00   57,492.91
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------


ADVANCED ACCESS LABS               FIXED ASSETS
ENGINEERING, COMPUTER EQUIPMENT & CUBICLE FURNITURE
     12/18/96 11:24

Beginning                                                                                         Jan-96        Feb-96      Mar-96
Purchases            Date Rec'd  Description                                         Total
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
MTL                   11-Nov-95  Misc computer/telephone setup                     $24,088.50     1,720.61       310.67      310.67


                                 ACCOUNT 1550                                       24,088.50     1,720.61       310.67      310.67
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                 Jan-96       Feb-96      Mar-96

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                                 TOTAL ACQUIRED ASSETS THRU MARCH 96               583,845.98    12,503.31     6,472.47    6,465.74
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                              G/L  583,845.98
                                                                       Difference       (0.00)


Beginning                                                                           Q1 FY96      Net Book     Total Depr      AFC
Purchases            Date Rec'd  Description                                         Depr          Value       By Asset     KEEPING
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 thru 1996    thru 1996
MTL                   11-Nov-95  Misc computer/telephone setup                       2,341.94    21,746.56     2,341.94    21,746.56


                                 ACCOUNT 1550                                        2,341.94    21,746.56     2,341.94
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

                                                                                   Total Depr    Net Book       Total
                                                                                       Q1          Value        Depr
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

                                 TOTAL ACQUIRED ASSETS THRU MARCH 96                25,441.53   497,582.03    86,263.95   130,251.36
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

                                  ATTACHMENT B

                     J.V. COMPANY ASSETS RETAINED BY TELLABS


Cash in Bank                            $647,038.50 as of November 28, 1996 plus
                                        any amounts of interest accrued
                                        thereafter.

Property, Plant and Equipment           $367,330.67


--------------------------------------------------------------------------------
                                                                   PAGE 11 OF 11